LOAN AND REGISTRATION RIGHT AGREEMENT


        Pursuant to this Agreement, dated October 3, 1996, INFODATA SYSTEMS INC. (the "Company") and RICHARD M. TWOREK (the "Borrower") hereby agree as follows:

        1. Loan. The Company hereby loans the Borrower $70,000, which loan will bear interest at an annual rate of 1% over prime, adjusted quarterly, with interest only payable quarterly for three years at which time the loan is to be repaid. The Borrower hereby agrees to repay the loan in accordance with the terms of the Promissory Note attached as Exhibit A hereto.

        2. Registration Right. The Company hereby agrees to use its best efforts, at its own expense and within 30 days of the Company's receipt of a written request received from the Borrower subsequent to March 31, 1997 and prior to October 11, 1998, to file a Registration Statement on a Form S-3 with the Securities and Exchange Commission in order to register the 158,754 shares of common stock, par value $ .03 per share, of the Company (the "Shares") held by the Borrower, which Shares were acquired by the Borrower from the Company on October 11, 1995, pursuant to the terms of an Asset and Purchase Agreement and Plan of Reorganization, dated as of October 6, 1995, among the Company, Merex Inc. and the Borrower and two other persons. The Company will use its best efforts to maintain the effectiveness of such Registration Statement for a period of three years following its effective date.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


                                                   INFODATA SYSTEMS INC.


                                            By:    /s/ Harry Kaplowitz
                                                   -------------------
                                                   Harry Kaplowitz
                                                   President



                                                   RICHARD M. TWOREK

                                                   /s/ Richard M. Tworek
                                                   ---------------------
                                                   Richard M. Tworek



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                                                               EXHIBIT A

                                 PROMISSORY NOTE

$70,000.00                                                     Fairfax, Virginia
                                                               October 3, 1996

        FOR VALUE RECEIVED, the undersigned, RICHARD M. TWOREK (the "Maker"), does hereby promise to pay to the order of INFODATA SYSTEMS INC. (the "Holder"), the principal sum of SEVENTY THOUSAND DOLLARS ($70,000.00) on September 30, 1999, and to make quarterly payments of interest thereon at an annual rate of one percent (1%) over prime, adjusted quarterly.

        1. Quarterly payments of interest only shall be made by the Maker to the Holder on December 31, March 31, June 30 and September 30 of each year, with the first such quarterly payment due on December 31, 1996 and the last quarterly payment due on September 30, 1999. The interest rate for a quarterly period shall be based on the prime rate of interest published by Chase Manhattan Bank, N.A., on the first day of the quarterly period. The Maker shall make all such payments to the Holder at 12150 Monument Drive (Suite 400), Fairfax, Virginia 22033 or such other address as may be designated by Holder.

        2. Payment of the $70,000 principal amount of this Promissory Note shall be made by the Maker to the Holder on September 30, 1999; provided, however, that this Promissory Note may be prepaid in whole or in part at any time, without premium or penalty, with interest to the date of payment.

        3. If Maker fails to pay any installment of interest when due hereunder, which failure continues for a period of ten (10) days after the due date thereof, then the principal amount of this Promissory Note and interest thereon shall forthwith become due and payable immediately without any notice or demand therefor.

        4. This Promissory Note (i) is Exhibit A to the Loan and Registration Right Agreement, dated October 3, 1996, between the Maker and the Holder, (ii) may not be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought, (iii) shall be binding upon the Maker and his heirs, executors, administrators, distributees and personal representatives,
(iv) shall inure to the benefit of Holder and its  successors  and assigns,  and
(v) shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

        IN WITNESS WHEREOF, the Maker has caused this Promissory Note to be executed below.

                                                   /s/ Richard M. Tworek
                                                   ---------------------
                                                   Richard M. Tworek